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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): October 2, 1998
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                             ASPEN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                  0-24786                       04-2739697
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(State or other jurisdiction      (Commission                   (IRS employer
     of incorporation)            file number)               identification no.)


TEN CANAL PARK, CAMBRIDGE, MASSACHUSETTS                            02141
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code: (617) 949-1000
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.        OTHER EVENTS.

         On October 2 and October 5, 1998, Aspen Technology, Inc. issued two press releases containing certain information regarding Aspen Technology's fiscal 1999 first quarter results.

         Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

         (a)   Financial Statements of Business Acquired.

               Not Applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits.

     Exhibit
     Number      Description
     -------     -----------

       99.1      Press release of Aspen Technology, Inc. issued October 2, 1998.
       99.2      Press release of Aspen Technology, Inc. issued October 5, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASPEN TECHNOLOGY, INC.

Date: October 5, 1998                   By: /s/ Lisa W. Zappala
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                                                Lisa W. Zappala
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


                                                                  Page Number in
Exhibit                                                            Sequentially
Number      Description                                            Numbered Copy
-------     -----------                                           --------------

 99.1       Press release of Aspen Technology, Inc. issued
            October 2, 1998                                             1

 99.2       Press release of Aspen Technology, Inc. issued
            October 5, 1998                                             2